IMPORTANT NOTICE REGARDING YOUR INVESTMENT

THE JENSEN PORTFOLIO, Inc.
5300 Meadows Road, Suite 250
Lake Oswego, Oregon 97035

 October 28, 2010

Dear Valued Shareholder:

We recently mailed to you proxy materials for the Special Meeting of Shareholders scheduled to be held on November 10th.  As of the date of this letter, your account is among the largest accounts for which we have not yet received proxy voting instructions.  Due to the significant size of your investment, your vote is critical to the outcome of this meeting.

The Jensen Portfolio, Inc. is asking shareholders to vote on a new investment management agreement and also to elect a Board of Directors.  The current Board of Directors has carefully considered the proposals, and believes the proposals to be in the best interests of shareholders of the Portfolio.  The Board unanimously recommends that you vote FOR the proposals.

More information regarding the meeting and the proposals can be found in the proxy statement.  If you would like another copy of the proxy statement, or have any proxy-related questions, please call 1-877-536-1562 to speak with a representative.

Thank you for your prompt attention to this important matter.  Please take a minute to cast your proxy vote today.

Sincerely,

Robert D. McIver
President, The Jensen Portfolio, Inc.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1.	Vote by Touch-Tone Phone. Simply dial toll-free touch-tone voting number found on the enclosed proxy card. Please have that card available at the time of your call. This line is available anytime.

2.	Vote via the Internet. You may cast your vote using the Internet address found on the enclosed proxy card. Please have that card available at the time of your call.

3.
Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.  If convenient for you, please utilize one of the above options to insure that your vote is received by November 10th.

    obo

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

THE JENSEN PORTFOLIO, Inc.
5300 Meadows Road, Suite 250
Lake Oswego, Oregon 97035
                                                                                                                                     October 28, 2010

Dear Valued Shareholder:

We recently mailed to you proxy materials for the Special Meeting of Shareholders scheduled to be held on November 10th.  As of the date of this letter, your account is among the largest accounts for which we have not yet received proxy voting instructions.  Due to the significant size of your investment, your vote is critical to the outcome of this meeting.

The Jensen Portfolio, Inc. is asking shareholders to vote on a new investment management agreement and also to elect a Board of Directors.  The current Board of Directors has carefully considered the proposals, and believes the proposals to be in the best interests of shareholders of the Portfolio.  The Board unanimously recommends that you vote FOR the proposals.

More information regarding the meeting and the proposals can be found in the proxy statement.  If you would like another copy of the proxy statement, have any proxy-related questions, or would like to vote by phone, please call 1-877-536-1562 to speak with a representative.

Thank you for your prompt attention to this important matter.  Please take a minute to cast your proxy vote today.

Sincerely,
Robert D. McIver
President, The Jensen Portfolio, Inc.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1.
Vote by Phone with a Proxy Representative. Simply dial toll-free 1-877-536-1562 and have the control number found on the enclosed proxy card available at the time of the call.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

2.	Vote by Touch-Tone Phone. Simply dial toll-free touch-tone voting number found on the enclosed proxy card. Please have that card available at the time of your call. This line is available anytime.

3.	Vote via the Internet. You may cast your vote using the Internet address found on the enclosed proxy card. Please have that card available at the time of your call.

4.
Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.  If convenient for you, please utilize one of the above options to insure that your vote is received by November 10th.

  nobo/reg